EXHIBIT 10.2

AMENDMENT AND WAIVER AGREEMENT

This Amendment and Waiver Agreement (this “Amendment”) is dated as of February 13, 2020 and is entered into by and between Terra Tech Corp., a Nevada corporation. (the “Company”) and Derek Peterson (the “Executive”).

WHEREAS, the Company and the Executive entered into an Employment Agreement, dated as of July 1, 2019 (the “Agreement”);

WHEREAS, upon the consummation of certain transactions (the “Merger”) as specified in that certain Agreement and Plan of Merger by and among the Company, OneQor Technologies, Inc. (“OneQor”), TT Merger Sub, Inc. (“Merger Sub”), and certain other parties, dated as of October 30, 2019, as amended (the “Merger Agreement”), Merger Sub shall cease to exist and OneQor shall continue as the surviving corporation of the Merger;

WHEREAS, in connection with the Merger: (a) Executive’s title will be changed to Chief Strategy Officer; and (b) Executive shall report to the Chief Executive Officer.

WHEREAS, it is a condition precedent to the closing of the Merger Agreement that the Executive enter into this Agreement; and

WHEREAS, all capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

NOW, THEREFORE, the parties hereby agree as follows:

1. Executive hereby consents to the following “Employment Changes”: (a) Executive’s title shall be changed to “Chief Strategy Officer”; and (b) Executive reporting relationship will be changed to the Chief Executive Officer. Executive acknowledges and agrees that the Employment Changes shall not serve as a basis for “Good Reason” under the Employment Agreement.

2. Section 1 of the Agreement is amended to replace all references to “Chief Executive Officer” with references to “Chief Strategy Officer.”

3. Section 2.4(iii) is hereby deleted in its entirety and replaced with the following: “(iii) any requirement that the Executive report to anyone other than the Chief Executive Officer”.

4. Executive hereby acknowledges and agrees that the Merger shall not be deemed a Change of Control for purposes of the Agreement.

5. Except as specifically modified herein, any of the other terms of the Agreement shall remain in full force and effect.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

TERRA TECH CORP.

By:	/s/ Michael Nahass
Name:	Michael Nahass
Title:	COO/President

EXECUTIVE

/s/ Derek Peterson
Derek Peterson

[Signature Page to Amendment to Employment Agreement]

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